UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 3, 2018 (November 9, 2017)
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VICI Properties Inc.
(Exact Name of Registrant as Specified in its Charter)
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Maryland	000-55791	81-4177147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8329 W. Sunset Road, Suite 210
Las Vegas, Nevada 89113
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (702) 820-3800
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by VICI Properties Inc. (the “Company”) on November 14, 2017 (the “Original Report”) for the purposes of disclosing the completion of the previously announced leadership succession plan with David Kieske now serving as Executive Vice President and Chief Financial Officer effective January 1, 2018. Except as described below, this Amendment does not purport to amend the information in the Original Report or provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 1, 2018, Mr. Kieske became Executive Vice President and Chief Financial Officer of the Company, following receipt of customary regulatory approvals.  Mary Beth Higgins will continue to consult with the Company through March 31, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICI PROPERTIES INC.

Date: January 3, 2018	By:	/s/ KENNETH J. KUICK
Kenneth J. Kuick
Senior Vice President and Chief Accounting Officer